Exhibit 99.7

SECURITY AGREEMENT

This Security Agreement (this “Security Agreement”), dated as of March 3, 2010, is executed by John M. Fife, an individual (“Debtor”), in favor of mPhase Technologies, Inc., a New Jersey corporation (“Secured Party”).

A.     Debtor has executed two (2) secured promissory notes of even date herewith in the face amount of $250,000 each (collectively, the “Notes”).

B.     In order to induce Secured Party to extend the credit evidenced by the Notes, Debtor has agreed to enter into this Security Agreement and to grant Secured Party the security interest in the Collateral (as defined below) described below.

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby agrees with Secured Party as follows:

1.     Definitions and Interpretation. When used in this Security Agreement, the following terms have the following respective meanings:

“Collateral” has the meaning given to that term in Section 2 hereof.

“Lien” shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the UCC or comparable law of any jurisdiction.

“Obligations” means all liabilities and obligations arising from a Payment Default (as defined in the Notes) under the Notes.

“Permitted Liens” means (a) Liens for taxes not yet delinquent or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established; (b) Liens in respect of property or assets imposed by law which were incurred in the ordinary course of business, such as carriers’, warehousemen’s, materialmen’s and mechanics’ Liens and other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings; (c) Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, and mechanic’s Liens, carrier’s Liens and other Liens to secure the performance of tenders, statutory obligations, contract bids, government contracts, performance and return of money bonds and other similar obligations, incurred in the ordinary course of business, whether pursuant to statutory requirements, common law or consensual arrangements; (d) Liens in favor of Secured Party under this Security Agreement; (e) Liens securing obligations under a capital lease if such Liens do not extend to property other than the property leased under such capital lease; and (f) Liens upon any equipment acquired or held by

Debtor to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, so long as such Lien extends only to the equipment financed, and any accessions, replacements, substitutions and proceeds (including insurance proceeds) thereof or thereto.

“UCC” means the Uniform Commercial Code as in effect in the State of Illinois from time to time.

Unless otherwise defined herein, all terms defined in the UCC have the respective meanings given to those terms in the UCC.

2.    Grant of Security Interest. As security for the Obligations, Debtor hereby pledges to Secured Party and grants to Secured Party a security interest in all right, title and interests of Debtor in and to the property described in Schedule A hereto (collectively, the “Collateral”).

3.    General Representations and Warranties. Debtor represents and warrants to Secured Party that (a) Debtor is the owner of the Collateral and that no other person has any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral, other than Permitted Liens; and (b) upon the filing of UCC-1 financing statements with the Illinois Secretary of State, Secured Party shall have a perfected security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing, except for Permitted Liens.

4.    Additional Covenants. Debtor hereby agrees:

(a)    to perform all acts that may be necessary to maintain, preserve, protect and perfect in the Collateral, the Lien granted to Secured Party therein, and the perfection and priority of such Lien, except for Permitted Liens;

(b)    to maintain the balance of the account(s) comprising the Collateral equal to or above the combined outstanding balance of the Notes at any given time;

(c)    to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings reasonably deemed necessary or appropriate by Secured Party to perfect, maintain and protect its Lien hereunder and the priority thereof; and

(d)    to provide at least fifteen (15) days prior written notice to Secured Party of any of the following events: (i) any changes or alterations of Debtor’s name, or (ii) any changes with respect to Debtor’s address or principal place of business.

5.    Authorized Action by Secured Party. Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact (which appointment is coupled with an interest) and agrees that Secured Party may perform (but Secured Party shall not be obligated to and shall incur no liability to Debtor or any third party for failure so to do) any act which Debtor is obligated by this Security Agreement to perform, and to exercise such rights and powers as Debtor might exercise with respect to the Collateral, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; and (b) execute and file UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that Secured Party shall not exercise any such powers granted pursuant to subsection (a) prior to the occurrence of an Event of Default (as defined in the Notes) and shall only exercise such powers during the continuance of an Event of Default.

6.    Default and Remedies.

(a)    Default. Debtor shall be deemed in default under this Security Agreement upon the occurrence and during the continuance of an Event of Default (as defined in the Notes).

(b)    Remedies. Upon the occurrence and during the continuance of any such Event of Default, Secured Party shall have the rights of a secured creditor under the UCC, all rights granted by this Security Agreement and by law, including, without limiting the foregoing, the right to require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party. Debtor hereby agrees that fifteen (15) days’ notice of a public sale of any Collateral or notice of the date after which a private sale of any Collateral may take place is reasonable.

(c)    Application of Collateral Proceeds. The proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by Secured Party at the time of, or received by Secured Party after, the occurrence of an Event of Default) shall be paid to and applied as follows:

(i)    First, to the payment of reasonable costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys’ fees, incurred or made hereunder by Secured Party;

(ii)    Second, to the payment to Secured Party of the amount then owing or unpaid on the Notes (to be applied first to accrued interest and second to outstanding principal); and

(iii)    Third, to the payment of the surplus, if any, to Debtor, his successors and assigns, or to whosoever may be lawfully entitled to receive the same.

7.    Miscellaneous.

(a)    Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Debtor or Secured Party under this Security Agreement shall be directed as set forth below (or as the recipient thereof shall otherwise have directed in writing in accordance herewith) in a manner set forth below and will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile, email or other form of electronic communication (with receipt of appropriate confirmation and provided that notice of an Event of Default may not be provided by email), (iv) one business day after being deposited with an overnight courier service of recognized standing, or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

Secured Party:	mPhase Technologies, Inc.
587 Connecticut Avenue
Norwalk, Connecticut 06854

Debtor:	John M. Fife
303 East Wacker Drive, Suite 311
Chicago, Illinois 60601

With a copy to:

Jonathan K. Hansen
Bennett Tueller Johnson & Deere, P.C.
3165 East Millrock Drive, Suite 500
Salt Lake City, Utah 84121

(b)    Nonwaiver. No failure or delay on Secured Party’s part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

(c)    Amendments and Waivers. This Security Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Debtor and Secured Party. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

(d)    Assignment. This Security Agreement shall be binding upon and inure to the benefit of Secured Party and Debtor and their respective successors and assigns; provided, however, that Debtor may not sell, assign or delegate rights and obligations hereunder without the prior written consent of Secured Party.

(e)    Cumulative Rights, etc. The rights, powers and remedies of Secured Party under this Security Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any applicable law, rule or regulation of any governmental authority, or the Notes, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party’s rights hereunder. Debtor waives any right to require Secured Party to proceed against any person or entity or to exhaust any Collateral or to pursue any remedy in Secured Party’s power.

(f)    Partial Invalidity. If any part of this Security Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

(g)    Expenses. Debtor shall pay on demand all reasonable fees and expenses, including reasonable attorneys’ fees and expenses, incurred by Secured Party in connection with custody, preservation or sale of, or other realization on, any of the Collateral or the enforcement or attempt to enforce any of the Obligations which is not performed as and when required by this Security Agreement.

(h)    Entire Agreement. This Security Agreement and each of the Notes, taken together, constitute and contain the entire agreement of Debtor and Secured Party with respect to this particular matter and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

(i)    Governing Law; Venue. The parties expressly agree that this Agreement shall be governed solely by the laws of the State of Illinois, without regard to its principles of conflict of laws. Debtor hereby expressly consents to the personal jurisdiction of the state and federal courts located in or about Cook County, Illinois for any action or proceeding arising from or relating to this Agreement, waives any argument that venue in any such forum is not convenient, and agrees that any such action or proceeding shall only be venued in such courts.

(j)    Counterparts. This Security Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument. Facsimile copies of signed signature pages will be deemed binding originals.

(k)    Termination of Security Interest. Upon the payment in full of all Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to Debtor. Upon such termination, Secured Party hereby authorizes Debtor to file any UCC termination statements necessary to effect such termination and Secured Party will execute and deliver to Debtor any additional documents or instruments as Debtor shall reasonably request to evidence such termination.

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IN WITNESS WHEREOF, Debtor has caused this Security Agreement to be executed as of the day and year first above written.

DEBTOR:

John M. Fife

SECURED PARTY:
mPHASE TECHNOLOGIES, INC.

By:
Name: Martin Smiley
Title: CFO & General Counsel

[Signature Page to Security Agreement]

SCHEDULE A

TO SECURITY AGREEMENT

All right, title, interest, claims and demands of Debtor in and to the following described brokerage account:

Name of Account	Holder	Account Number
TD Ameritrade	John M. Fife	787-192464